MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME              Two World Trade Center
OPPORTUNITIES TRUST                                    New York, New York 10048
LETTER TO THE SHAREHOLDERS May 31, 2000

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year as real personal consumption accelerated and unemployment reached a 30-year low. The surge in oil prices also heightened the risk of inflation. In response, the Federal Reserve Board raised the federal funds rate on six occasions over the last eleven months to a nine-year high of 6.50 percent. Economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In February, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement precipitated a 50 to 75 basis point drop in yields of longer Treasury maturities. Municipal bond yields also declined but lagged the trend of Treasury yields. With data in April still indicating a robust economy, long-term interest rates again increased. By the end of May, however, interest rates had stabilized as the financial markets began to perceive the possibility of an economic soft landing.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent but increased to 5.97 percent by calendar year-end. This index reached a high of 6.18 percent in January 2000 and ended May at 5.91 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve marginally in the first five months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the end of 1999 to 98 percent at the end of May 2000 can be attributed primarily to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

During the first five months of 2000, new-issue underwriting volume was 25 percent lower than in the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped more than 75 percent.

                             [30-YEAR BOND YIELDS]
                               1994 - 2000 GRAPH

       30-Year Insured               30-Year U.S.                 Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994       5.40%                        6.34%                               85.17%
           5.40%                        6.24%                               86.54%
           5.80%                        6.66%                               87.09%
           6.40%                        7.09%                               90.27%
           6.35%                        7.32%                               86.75%
           6.25%                        7.43%                               84.12%
           6.50%                        7.61%                               85.41%
           6.25%                        7.39%                               84.57%
           6.30%                        7.45%                               84.56%
           6.55%                        7.81%                               83.87%
           6.75%                        7.96%                               84.80%
           7.00%                        8.00%                               87.50%
           6.75%                        7.88%                               85.66%
1995       6.40%                        7.70%                               83.12%
           6.15%                        7.44%                               82.66%
           6.15%                        7.43%                               82.77%
           6.20%                        7.34%                               84.47%
           5.80%                        6.66%                               87.09%
           6.10%                        6.62%                               92.15%
           6.10%                        6.86%                               88.92%
           6.00%                        6.66%                               90.09%
           5.95%                        6.48%                               91.82%
           5.75%                        6.33%                               90.84%
           5.50%                        6.14%                               89.58%
           5.35%                        5.94%                               90.07%
1996       5.40%                        6.03%                               89.55%
           5.60%                        6.46%                               86.69%
           5.85%                        6.66%                               87.84%
           5.95%                        6.89%                               86.36%
           6.05%                        6.99%                               86.55%
           5.90%                        6.89%                               85.63%
           5.85%                        6.97%                               83.93%
           5.90%                        7.11%                               82.98%
           5.70%                        6.93%                               82.25%
           5.65%                        6.64%                               85.09%
           5.50%                        6.35%                               86.61%
           5.60%                        6.63%                               84.46%
1997       5.70%                        6.79%                               83.95%
           5.65%                        6.80%                               83.09%
           5.90%                        7.10%                               83.10%
           5.75%                        6.94%                               82.85%
           5.65%                        6.91%                               81.77%
           5.60%                        6.78%                               82.60%
           5.30%                        6.30%                               84.13%
           5.50%                        6.61%                               83.21%
           5.40%                        6.40%                               84.38%
           5.35%                        6.15%                               86.99%
           5.30%                        6.05%                               87.60%
           5.15%                        5.92%                               86.99%
1998       5.15%                        5.80%                               88.79%
           5.20%                        5.92%                               87.84%
           5.25%                        5.93%                               88.53%
           5.35%                        5.95%                               89.92%
           5.20%                        5.80                                89.66%
           5.20%                        5.65%                               92.04%
           5.18%                        5.71%                               90.72%
           5.03%                        5.27%                               95.45%
           4.95%                        5.00%                               99.00%
           5.05%                        5.16%                               97.87%
           5.00%                        5.06%                               98.81%
           5.05%                        5.10%                               99.02%
1999       5.00%                        5.09%                               98.23%
           5.10%                        5.58%                               91.40%
           5.15%                        5.63%                               91.47%
           5.20%                        5.66%                               91.87%
           5.30%                        5.83%                               90.91%
           5.47%                        5.96%                               91.78%
           5.55%                        6.10%                               90.98%
           5.75%                        6.06%                               94.88%
           5.85%                        6.05%                               96.69%
           6.03%                        6.16%                               97.90%
           6.00%                        6.29%                               95.39%
           5.97%                        6.48%                               92.13%
2000       6.18%                        6.49%                               95.22%
           6.04%                        6.14%                               98.37%
           5.82%                        5.83%                               99.83%
           5.91%                        5.96%                               99.16%
           5.91%                        6.01%                               98.34%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (OIA) was affected by the higher-interest-rate environment. For the 12-month period ended May 31, 2000, the Fund's net asset value (NAV) declined from $8.69 to $7.79 per share. Based on this change plus a reinvestment of tax-free dividends totaling $0.62 per share, the Fund's total NAV return was -3.44 percent.

OIA's value on the New York Stock Exchange (NYSE) decreased from $9.4375 to $8.25 per share during this period. Based on this change plus reinvestment of tax-free dividends, OIA's total market return was -5.94 percent. OIA's share price was at a 5.91 percent premium to its NAV on May 31, 2000.

Monthly dividends for the second calendar quarter of 2000, declared in March, were unchanged at $0.0525 per share. The Fund's level of undistributed net investment income was $0.135 per share on

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

May 31, 2000, versus $0.182 per share 12 months earlier. Subsequent to the fiscal year end, the Fund declared the same level of monthly dividends for July, August and September.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 13 long-term sectors and 63 credits. At the end of May, the portfolio's average maturity was 18 years. Average duration, a measure of portfolio sensitivity to interest rates, was 8.1 years. Nonrated securities comprise more than half of OIA's assets. The bonds of one issuer representing less than one percent of net assets were not accruing interest. Three other issues, totaling 5.6 percent of net assets were accruing income but may have difficulty with future debt service payments. The accompanying charts and tables provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions, by year, with their respective cost (book) yields are also shown.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to focus on inflation and may increase short-term rates if it feels that economic momentum is not slowing significantly. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

[LARGEST SECTORS BAR CHART]

LARGEST SECTORS as of May 31, 2000
(% of Net Assets)

Mortgage                      20%
IDR/PCR                       18%
Nursing & Health              12%
Retirement & Life Care        11%
Hospital                      10%
Recreational Facilities        7%
Transportation                 5%

*Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF MAY 31, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA or AAA                    10%
AA or AA                      12%
A or A                         6%
BAA or BBB                    12%
BA or BB                       4%
NR                            56%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.

[GEOGRAPHIC SUMMARY OF INVESTMENTS TABLE]
Based on Market Value as a Percent of Net Assets
May 31, 2000

Alabama                            0.8%
Alaska                             2.2%
Arkansas                           1.0%
California                         4.4%
Colorado                           4.8%
Connecticut                        1.2%
District of Columbia               0.3%
Florida                            9.2%
Illinois                           5.2%
Iowa                               0.9%
Kentucky                           2.3%
Louisiana                          2.9%
Maryland                           1.2%
Massachusetts                      7.2%
Michigan                           6.6%
Minnesota                          4.8%
Missouri                           4.8%
New Hampshire                      6.6%
New Jersey                         3.5%
New York                           5.8%
Ohio                               3.4%
Pennsylvania                       1.8%
South Carolina                     3.4%
Tennessee                          1.5%
Texas                              2.7%
Utah                               0.5%
Vermont                            1.1%
Virginia                           6.4%
West Virginia                      1.2%
Joint Exemption*                  (0.3)
Total                             97.4%

*Joint exemptions have been included in each geographic location.

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

CALL AND COST (BOOK) YIELD STRUCTURE
May 31, 2000

[CALL AND COST STRUCTURE TABLE]

   WEIGHTED AVERAGE
CALL PROTECTION: 7 YEARS

PERCENT CALLABLE*

YEARS BONDS CALLABLE
2000                     9%
2001                     3%
2002                     3%
2003                     7%
2004                     6%
2005                    10%
2006                     9%
2007                     6%
2008                    14%
2009                    13%
2010+                   20%

WEIGHTED AVERAGE
BOOK YIELD: 7.6%

CALL AND COST (BOOK) YIELD STRUCTURE
May 31, 2000

COST (BOOK) YIELD **
2000                             10.3%
2001                             10.9%
2002                              6.6%
2003                              7.1%
2004                              9.6%
2005                              6.8%
2006                              7.0%
2007                              6.0%
2008                              6.1%
2009                              6.3%
2010+                            12.8%

 * % Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund earned a book yield of 10.9% on 3% of the bonds in the long-term portfolio that are callable in 2001.
   Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 21, 1999, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
For.........................................................  17,386,152
Withheld....................................................     334,141

Charles A. Fiumefreddo
For.........................................................  17,413,471
Withheld....................................................     306,822

The following Trustees were not standing for reelection at this meeting: Edwin
J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  17,344,160
Against.....................................................     127,882
Abstain.....................................................     248,251

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PORTFOLIO OF INVESTMENTS May 31, 2000

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (91.9%)
            Educational Facilities Revenue (2.6%)
$  1,600    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50%   05/01/11    $  1,653,728
   1,000    Massachusetts Health & Educational Facilities Authority, The
             Learning Center for Deaf Children Ser C....................   6.125   07/01/29         840,180
   1,000    New Jersey Educational Facilities Authority, Fairleigh
             Dickinson University 1998 Ser G............................   5.70    07/01/28         852,770
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15         955,090
--------                                                                                       ------------
   4,600                                                                                          4,301,768
--------                                                                                       ------------

            Electric Revenue (1.2%)
   1,400    Alaska Industrial Development & Export Authority, Snettisham
             Hydroelectric 1st Ser (AMT) (AMBAC)........................   5.00    01/01/27       1,140,370
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA).......................................................   5.00    07/01/21         860,870
--------                                                                                       ------------
   2,400                                                                                          2,001,240
--------                                                                                       ------------

            Hospital Revenue (9.8%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
             Impr & Refg
             Ser 1999 B.................................................   5.625   09/01/28       1,588,480
   2,000    Kentucky Economic Development Finance Authority, Appalachian
             Regional Healthcare Inc Refg & Impr Ser 1997...............   5.875   10/01/22       1,335,260
   2,000    Maryland Health & Higher Educational Facilities Authority,
             University of Maryland Medical Ser 2000....................   6.75    07/01/30       1,971,980
            Massachusetts Health & Educational Facilities Authority,
   2,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14       1,979,360
   3,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22       2,860,950
   1,250    New Hampshire Higher Educational & Health Facilities
             Authority, Littleton Hospital Assn Ser 1998 A..............   6.00    05/01/28         963,925
   2,000    New Jersey Health Care Facilities Financing Authority,
             Raritan Bay Medical Center Ser 1994........................   7.25    07/01/27       1,778,640
   1,250    Cuyahoga County, Ohio, Cleveland Clinic Foundation Ser 1999
             B..........................................................   5.25    01/01/15       1,148,263
   3,000    Metropolitan Government of Nashville & Davidson County,
             Health & Educational Facilities Board, Tennessee, Baptist
             Hospital Ser 1998 A (MBIA).................................   4.875   11/01/28       2,410,950
--------                                                                                       ------------
  18,500                                                                                         16,037,808
--------                                                                                       ------------

            Industrial Development/Pollution Control Revenue (18.2%)
     460    Metropolitan Washington Airports Authority, District of
             Columbia & Virginia, CaterAir International Corp Ser 1991
             (AMT)++....................................................  10.125   09/01/11         453,873
   2,350    Chicago, Illinois, Chicago O'Hare Int'l Airport/United
             Airlines Inc Ser 1999 A....................................   5.35    09/01/16       1,958,890
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00    06/01/27       1,454,670
   3,000    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08       2,947,350
   3,550    Detroit Economic Development Corporation, Michigan, North
             Industrial Park LP Ser 1989................................  11.375   02/15/14       3,614,716

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,290    Michigan Strategic Fund, Kasle Steel Corp Ser 1989 (AMT)....   9.375%  10/01/06    $  1,298,404
   2,000    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A........   5.625   02/01/18       1,736,200
     775    Zanesville-Muskingum County Port Authority, Ohio, Anchor
             Glass Container Corp Ser 1989 B (AMT)......................  10.25    12/01/08         780,898
   2,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995 B...   7.75    05/01/20       2,096,280
            Lexington County, South Carolina,
   1,415     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/02       1,398,133
   4,250     Ellett Brothers Inc Refg Ser 1988..........................   7.50    09/01/08       4,095,214
            Pittsylvania County Industrial Development Authority,
             Virginia,
   4,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.45    01/01/09       4,570,424
   1,500     Multi-Trade of Pittsylvania County Ser 1994 A (AMT)........   7.50    01/01/14       1,523,910
   2,000    Upshur County, West Virginia, TJ International Inc Ser 1995
             (AMT)......................................................   7.00    07/15/25       2,018,700
--------                                                                                       ------------
  30,590                                                                                         29,947,662
--------                                                                                       ------------

            Mortgage Revenue - Multi-Family (6.3%)
            Washington County Housing & Redevelopment Authority,
             Minnesota,
   3,885     Courtly Park Ser 1989 A....................................   9.75    06/15/19       3,041,567
   1,165     Courtly Park Ser 1989 A (AMT)..............................  10.25    06/15/19         912,882
  24,080     Courtly Park Ser 1989 B....................................   0.00    06/15/19         261,268
   8,678     Courtly Park Ser 1989 B (AMT)..............................   0.00    06/15/19          94,155
            White Bear Lake, Minnesota,
   3,715     White Bear Woods Apts Phase II Refg 1989 Ser A.............   9.75    06/15/19       3,262,735
  20,514     White Bear Woods Apts Phase II Refg 1989 Ser B.............   0.00    06/15/19         222,578
   3,000    Brookhaven Industrial Development Agency, New York,
             Woodcrest Estates
             Ser 1998 A (AMT)...........................................   6.375   12/01/37       2,506,590
--------                                                                                       ------------
  65,037                                                                                         10,301,775
--------                                                                                       ------------

            Mortgage Revenue - Single Family (13.2%)
   2,500    Alaska Housing Finance Corporation, 1997 Ser A (MBIA).......   6.00    06/01/27       2,400,125
            Colorado Housing Finance Authority,
   1,915     1996 Ser B (AMT)...........................................   7.65    11/01/26       2,042,233
   3,000     Ser 1998 D-2 (AMT).........................................   6.35    11/01/29       2,948,820
      50    Broward County Housing Finance Authority, Florida, Home Ser
             1989 A.....................................................  10.00    10/01/03          50,055
  45,600    New Hampshire Housing Finance Authority, Residential 1983
             Ser........................................................   0.00    01/01/15       9,930,767
   2,000    Ohio Housing Finance Agency, Residential 1996 Ser B-2
             (AMT)......................................................   6.10    09/01/28       1,960,200
   2,260    Virginia Housing Development Authority, 1992 Ser A..........   7.10    01/01/22       2,309,765
--------                                                                                       ------------
  57,325                                                                                         21,641,965
--------                                                                                       ------------

            Nursing & Health Related Facilities Revenue (11.9%)
            Escambia County, Florida,
   7,305     Pensacola Care Development Centers Ser 1989................  10.25    07/01/11       7,454,387
   1,670     Pensacola Care Development Centers Ser 1989 A..............  10.25    07/01/11       1,704,152

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
$  1,000    Orange County Health Facilities Authority, Florida,
             Westminister Community Care Services Inc Ser 1999..........   6.75%   04/01/34    $    864,870
   2,415    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
             1990.......................................................  10.25    01/01/20       2,490,203
   1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13       1,570,335
   1,040    Mount Vernon Industrial Development Agency, New York,
             Meadowview at the Wartburg Civic Facility Ser 1999.........   6.00    06/01/09         964,215
            Kirbyville Health Facilities Development Authority, Texas,
     642     Heartway III Corp Ser 1998 B...............................   6.00    03/20/04         449,400
   3,903     Heartway III Corp Ser 1998 A...............................  10.00    03/20/18       4,016,246
--------                                                                                       ------------
  19,475                                                                                         19,513,808
--------                                                                                       ------------

            Recreational Facilities Revenue (6.6%)
   2,000    West Jefferson Amusement & Public Park Authority, Alabama,
             VisionLand
             Ser 1999...................................................   6.375   02/01/29       1,318,860
   2,000    Sacramento Financing Authority, California, Convention
             Center Hotel
             1999 Ser A.................................................   6.25    01/01/30       1,808,960
   2,000    San Diego County, California, San Diego Natural History
             Museum COPs................................................   5.70    02/01/28       1,735,580
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010     Special 1996 Ser A (a).....................................   6.40    09/01/11       1,027,332
   1,000     Special 1997 Ser B (a).....................................   5.75    09/01/27         874,100
   2,500    American National Fish & Wildlife Museum District, Missouri,
             Ser 1999...................................................   7.00    09/01/19       2,372,100
   1,700    Bi-State Development Agency of the Missouri-Illinois
             Metropolitan District, Arch Parking Refg Ser 1997..........   5.875   12/01/12       1,630,334
--------                                                                                       ------------
  12,210                                                                                         10,767,266
--------                                                                                       ------------
            Retirement & Life Care Facilities Revenue (11.0%)
   1,000    St Johns County Industrial Development Authority, Florida,
             Glenmoor
             Ser 1999 A.................................................   8.00    01/01/30         955,920
   1,500    Massachusetts Development Finance Agency, Loomis Communities
             Ser 1999 A.................................................   5.75    07/01/23       1,191,150
   5,464    Ann Arbor Economic Development Corporation, Michigan,
             Glacier Hills Inc Ser 1989.................................   8.375   01/15/19       5,822,111
            New Jersey Economic Development Authority,
   1,000     Fellowship Village Refg Ser 1998 A.........................   5.50    01/01/25         761,480
   1,000     Franciscan Oaks Ser 1997...................................   5.70    10/01/17         828,550
   2,000     United Methodist Homes of New Jersey Ser 1998..............   5.125   07/01/25       1,429,000
   2,000    Glen Cove Housing Authority, New York, Mayfair at Glen Cove
             Ser 1996 (AMT).............................................   8.25    10/01/26       2,082,060
   3,250    Suffolk County Industrial Development Agency, New York,
             Jefferson's Ferry
             Ser 1999...................................................   7.25    11/01/28       3,062,410
   2,100    Vermont Economic Development Authority, Wake Robin Corp Ser
             1999 A.....................................................   6.75    03/01/29       1,867,887
--------                                                                                       ------------
  19,314                                                                                         18,000,568
--------                                                                                       ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Tax Allocation Revenue (4.0%)
            Crestwood, Illinois,
$  3,000     Refg Ser 1994..............................................   7.00%   12/01/04    $  3,082,710
   3,350     Refg Ser 1994..............................................   7.25    12/01/08       3,429,831
--------                                                                                       ------------
   6,350                                                                                          6,512,541
--------                                                                                       ------------

            Transportation Facilities Revenue (5.2%)
   4,000    Foothill/Eastern Transportation Corridor Agency, California,
             Ser 1999...................................................   0.00    01/15/27       1,969,120
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/15       2,929,650
   2,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13       2,013,680
   2,000    Pocahontas Parkway Association, Virginia, Route 895
             Connector Ser 1998 A.......................................   5.50    08/15/28       1,581,780
--------                                                                                       ------------
  15,500                                                                                          8,494,230
--------                                                                                       ------------

            Water & Sewer Revenue (1.8%)
   2,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Improvement #9A Ser 1996 A.................   7.30    08/01/27       2,068,180
   6,000    Pittsburgh Water & Sewer Authority, Pennsylvania, First Lien
             1998 Ser B (FGIC)..........................................   0.00    09/01/30         892,320
--------                                                                                       ------------
   8,000                                                                                          2,960,500
--------                                                                                       ------------

            Refunded (0.1%)
     100    Alaska Industrial Development & Export Authority, Snettisham
--------     Hydroelectric 1st Ser (AMT)(AMBAC).........................   5.00    01/01/11+         96,024
                                                                                               ------------

 259,401    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $167,677,520).................    150,577,155
--------                                                                                       ------------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.5%)
   3,200    Louisiana Public Facilities Authority, Kenner Hotel Ser 1985
             (Demand 06/01/00)..........................................   4.45*   12/01/15       3,200,000
   2,000    Massachusetts Health & Educational Facilities Authority,
             Capital Asset Ser D (MBIA) (Demand 06/01/00)...............   4.45*   01/01/35       2,000,000
   3,900    Missouri Health & Educational Facilities Authority,
             Washington University
             Ser C (Demand 06/01/00)....................................   4.25*   09/01/30       3,900,000
--------                                                                                       ------------
   9,100    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost
             $9,100,000)....................................................................      9,100,000
--------                                                                                       ------------

$268,501    TOTAL INVESTMENTS (Identified Cost $176,777,520) (b)..................     97.4%    159,677,155
========

            OTHER ASSETS IN EXCESS OF LIABILITIES...................................    2.6       4,233,052
                                                                                      -----    ------------

            NET ASSETS.............................................................   100.0%   $163,910,207
                                                                                      =====    ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    +       Prerefunded to call date shown.
    ++      Joint exemption in locations shown.
    *       Current coupon of variable rate demand obligation.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $1,440,945 and the aggregate gross
            unrealized depreciation is $18,541,310, resulting in net
            unrealized depreciation of $17,100,365.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
ASSETS:
Investments in securities, at value
 (identified cost $176,777,520).............................  $159,677,155
Cash........................................................       323,293
Receivable for:
    Interest................................................     3,493,178
    Investments sold........................................       689,691
Prepaid expenses and other assets...........................        22,686
                                                              ------------

    TOTAL ASSETS............................................   164,206,003
                                                              ------------

LIABILITIES:
Payable for:
    Investment advisory fee.................................        74,244
    Administration fee......................................        44,546
Accrued expenses and other payables.........................       177,006
                                                              ------------

    TOTAL LIABILITIES.......................................       295,796
                                                              ------------

    NET ASSETS..............................................  $163,910,207
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $199,281,239
Net unrealized depreciation.................................   (17,100,365)
Accumulated undistributed net investment income.............     2,835,821
Accumulated net realized loss...............................   (21,106,488)
                                                              ------------

    NET ASSETS..............................................  $163,910,207
                                                              ============

NET ASSET VALUE PER SHARE,
 21,027,672 shares outstanding
 (unlimited shares authorized of $0.01 par value)...........         $7.79
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS
For the year ended May 31, 2000
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 13,666,918
                                                              ------------

EXPENSES
Investment advisory fee.....................................       867,619
Administration fee..........................................       520,571
Transfer agent fees and expenses............................        60,898
Professional fees...........................................        56,745
Shareholder reports and notices.............................        37,241
Registration fees...........................................        32,482
Trustees' fees and expenses.................................        18,965
Custodian fees..............................................         8,181
Other.......................................................        18,787
                                                              ------------

    TOTAL EXPENSES..........................................     1,621,489
Less: expense offset........................................        (8,165)
                                                              ------------

    NET EXPENSES............................................     1,613,324
                                                              ------------

    NET INVESTMENT INCOME...................................    12,053,594
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................    (4,642,652)
Net change in unrealized depreciation.......................   (13,157,810)
                                                              ------------

    NET LOSS................................................   (17,800,462)
                                                              ------------

NET DECREASE................................................  $ (5,746,868)
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR   FOR THE YEAR
                                                            ENDED          ENDED
                                                         MAY 31, 2000   MAY 31, 1999
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..................................  $ 12,053,594   $ 12,815,065
Net realized gain (loss)...............................    (4,642,652)     2,248,027
Net change in unrealized depreciation..................   (13,157,810)    (4,915,467)
                                                         ------------   ------------

    NET INCREASE (DECREASE)............................    (5,746,868)    10,147,625

Dividends to shareholders from net investment income...   (13,058,564)   (12,442,790)

Decrease from transactions in shares of beneficial
 interest..............................................      (484,734)       --
                                                         ------------   ------------

    NET DECREASE.......................................   (19,290,166)    (2,295,165)

NET ASSETS:
Beginning of period....................................   183,200,373    185,495,538
                                                         ------------   ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $2,835,821 and $3,840,791, respectively)...........  $163,910,207   $183,200,373
                                                         ============   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS May 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with the Administrator, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 2000 aggregated $20,997,723 and $33,000,610, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At May 31, 2000 the Fund had transfer agent fees and expenses payable of approximately $700.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST five years of service. Aggregate pension costs for the year ended May 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,973. At May 31, 2000, the Fund had an accrued pension liability of $52,591 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 1998 and May 31, 1999......................  21,089,872   $210,898    $199,555,075
Treasury shares purchased and retired (weighted average
 discount 4.17%)*...........................................     (62,200)      (622)       (484,112)
                                                              ----------   --------    ------------
Balance, May 31, 2000.......................................  21,027,672   $210,276    $199,070,963
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. FEDERAL INCOME TAX STATUS

At May 31, 2000, the Fund had a net capital loss carryover of approximately $16,551,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                 AMOUNTS IN THOUSANDS
------------------------------------------------------
        2003              2004       2006       2008
---------------------   --------   --------   --------
       $10,521           $5,243      $700      $   87
       =======           ======      ====      ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $4,556,000 during fiscal 2000. As of May 31, 2000, the Fund had temporary book/tax differences primarily attributable to post-October losses.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION       AMOUNT          RECORD             PAYABLE
       DATE         PER SHARE         DATE                DATE
------------------  ---------   -----------------  ------------------
  March 28, 2000     $0.0525      June 9, 2000       June 23, 2000
  June 27, 2000      $0.0525      July 7, 2000       July 21, 2000
  June 27, 2000      $0.0525     August 4, 2000     August 18, 2000
  June 27, 2000      $0.0525    September 8, 2000  September 22, 2000

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                           FOR THE YEAR ENDED MAY 31*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of the period....................  $   8.69   $   8.80   $   8.47   $   8.31   $   8.53
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.57       0.61       0.60       0.63       0.69
 Net realized and unrealized gain (loss)....................     (0.85)     (0.13)      0.31       0.16      (0.26)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............     (0.28)      0.48       0.91       0.79       0.43
                                                              --------   --------   --------   --------   --------

Less dividends from net investment income...................     (0.62)     (0.59)     (0.58)     (0.63)     (0.65)
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   7.79   $   8.69   $   8.80   $   8.47   $   8.31
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $  8.250   $  9.438   $  8.688   $   8.75   $  8.875
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................     (5.94)%    15.65%      5.87%      5.82%     15.95%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.93%      0.96%(1)   1.04%      1.08%      0.97%

Net investment income.......................................      6.95%      6.89%      6.98%      7.44%      8.24%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $163,910   $183,200   $185,496   $178,600   $175,294

Portfolio turnover rate.....................................        13%        16%        20%        19%         8%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund") at May 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
June 30, 2000

         -------------------------------------------------------------

                      2000 FEDERAL TAX NOTICE (unaudited)

         For the year ended May 31, 2000, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.
         -------------------------------------------------------------

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME OPPORTUNITIES TRUST

REVISED INVESTMENT POLICY (unaudited)

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Opportunities Trust (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Julie C. Morrone
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT ADVISOR
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME
OPPORTUNITIES
TRUST


Annual Report
May 31, 2000